UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-10475
                                                     ---------

                           COUNTRY MUTUAL FUNDS TRUST
                           --------------------------
               (Exact name of registrant as specified in charter)

                      1705 N. TOWANDA AVE., P.O. BOX 2020
                      -----------------------------------
                             BLOOMINGTON, IL 61702
                             ----------------------
              (Address of principal executive offices) (Zip code)

                                 PAUL M. HARMON
                                 --------------
                         OFFICE OF THE GENERAL COUNSEL
                         -----------------------------
                              1701 N. TOWANDA AVE.
                              --------------------
                          BLOOMINGTON, ILLINOIS 61702
                          ---------------------------
                    (Name and address of agent for service)

                                 1-800-245-2100
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: DECEMBER 31, 2004
                        ------------------

Date of reporting period:  DECEMBER 31, 2004
                           -----------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                 Annual Report
                               DECEMBER 31, 2004

                          (COUNTRY MUTUAL FUNDS LOGO)

COUNTRY VP Growth Fund

COUNTRY VP Balanced Fund

COUNTRY VP Short-Term Bond Fund

COUNTRY VP Bond Fund

                  INVESTMENT ADVISOR'S LETTER TO SHAREHOLDERS

                                                                    January 2005

Dear Shareholders:

  Since the inception of the Funds in December of 2003, we have told you that we were cautious in our outlook for investment markets. We had the same conclusion three years ago, two years ago, and last year. It should not be a surprise that we continue to feel the same way. We would like to adopt a more positive outlook, but the macro-level factors that have concerned us over the past few years are still in place and still pose major uncertainty for future results.

  Equity markets moved in a narrow trading range for most of 2004. The S&P 500 Index was virtually unchanged until the last week of October. The Index gained almost 11% for the year, but the entire upward move occurred during the final 10 weeks of the year. With prospects for continued deficits in the federal budget and international trade, ongoing weakness in the dollar compared to foreign currencies, the likelihood of a rising interest rate environment, and seemingly high valuation levels for common stocks, we don't see much opportunity for additional advances in equity prices.

  Bond market participants have been anticipating higher rates for some time, and the Fed accommodated by raising the discount rate five times over the course of the year. However, long rates did not feel an impact and spreads between long and short-term bonds narrowed substantially. As investors stretched for yield, there was a sharp narrowing of yield spreads between high and lower-quality bonds. With the Fed continuing to signal that additional rate increases are needed, we expect to have a rising interest rate environment in 2005.

  We continue to seek opportunities for our shareholders in these markets. However, our main focus is on controlling the risk we take on your behalf. We cannot eliminate that risk, but we strive to reduce it in comparison to the overall market. The defensive tactics will continue until we see some improvement in the macro-economic imbalances that have developed over the past several years.

  Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling.

                              COUNTRY VP GROWTH FUND
                            INCEPTION DATE 11/17/2003

  The annualized returns for the Fund for the period ended December 31, 2004, were as follows:

                           1 Year                Since Inception
                           ------                ---------------
                           7.60%                      12.65%

  These returns assume all dividends and capital gains distributions were re-invested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced.

  Over the past year, domestic equity markets as measured by the S&P 500 Index had a total return of 10.88%. The average VP fund with similar characteristics as the Growth Fund (represented by Lipper, Inc.' s Large-Cap Core (Variable Underlying Funds) group) returned 8.59% during this same time period.

  The stock market traded within a very narrow range for much of 2004 before moving meaningfully higher late in the fourth quarter. The Growth Fund generally tends to lag the overall market when sharp rallies occur, and this tendency was magnified due to the defensive tactics employed in managing the portfolio. Given the macro imbalances we see in the domestic economy, we find no reasons to change our present strategy even though it hindered performance a bit in the fourth quarter.

  As indicated above, we continue to have a bias toward caution in our approach to common stocks. At present we are focused on controlling risk for our shareholders as we look for signs that would allow us to take a more aggressive approach to the market.

                             COUNTRY VP BALANCED FUND
                             INCEPTION DATE 11/17/03

  The total returns for the Fund for the period ended December 31, 2004, were as follows:

                           1 Year                Since Inception
                           ------                ---------------
                           6.84%                      9.75%

  These returns assume all dividends and capital gains distributions were re-invested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced.

  The Country Balanced VP Fund returned 6.84% over the last 12 months. While we are pleased with the total return for the period, our relative performance lagged that of our peer group. One primary reason was our lack of exposure to small company stocks. Some of our more aggressive peers invest heavily in that area of the market, which had another outstanding year. In the long run, though, we believe our focus on high-quality large companies will continue to be a solid investment for our shareholders.

  Many events helped shape the U.S. financial markets during 2004. Perhaps the most troubling was the conflict in Iraq. The personal loss as well as the significant economic costs both served to push the market down early in the year. At the same time, rising energy prices, rising short-term interest rates, rising budget deficits, and a declining U.S. dollar, all took their toll. However, all of these negative events were overshadowed by the Presidential election. Since the day of President Bush's re-election, the stock market has been on a tear. Stocks have climbed by over 7.5%, easily besting the 3.4% gain that was produced during the first ten months of the year. For 12 months, the S&P 500 gained 10.9%. But the best returns came from small company stocks, with the Russell 2000 up by 18.4%.

  The bond market held up despite pressures from the Federal Reserve. Even though short-term rates were pushed higher, the ten-year U.S. Treasury note ended the year virtually unchanged at 4.22%. Inflation rose only moderately, which lent support to the longer-term securities. As we look forward to 2005, we believe caution is still in order. With rates near historic lows, any increase in inflation or economic growth could easily have a negative impact on bond prices.

  The asset allocation as of December 31, 2004, was 63.1% stocks, 34.2% bonds, and 2.7% cash equivalents.

                         COUNTRY VP SHORT-TERM BOND FUND
                            INCEPTION DATE 11/17/2003

  The annualized total returns for the Fund for the period ended December 31, 2004, were as follows:

                           1 Year                Since Inception
                           ------                ---------------
                           1.35%                      1.50%

  These returns assume all dividend and capital gain distributions were re-invested in the Fund and reflect voluntary fee waivers in effect. In the absence of fee waivers, returns would be reduced.

  In an effort to methodically unwind their accommodative monetary stance, the Federal Reserve voted to lift short-term interest rates a total of five times during 2004. As a result, the benchmark overnight lending rate rose 1.25% and finished the year at 2.25%. Short-maturity U.S. Treasury yields followed suit and pushed higher as well. This activity all translated into more subdued total returns for the universe of short-term bonds. Fortunately, the income from our investments provided enough cushion to offset any losses in price, and the COUNTRY VP Short-Term Bond fund finished the year with a total return of 1.35%. Comparatively, the Merrill Lynch 1-3 year Domestic Bond index and the Lipper Short-term Investment Grade Variable Bond Fund average posted returns for the same period of 1.50% and 1.62%, respectively.

  Federal Reserve officials have signaled they will continue on the path of hiking rates so long as it does not appear to compromise economic growth. Because of the negative impact this would have on the Fund, preserving capital is still a high priority. Consequently, the Fund's duration is slightly below our index, and the average credit quality of the portfolio remains at AAA. We continue to feel that credit spreads offer little incentive to add additional risk to the portfolio.

                               COUNTRY VP BOND FUND
                            INCEPTION DATE 11/17/2003

  The annualized returns for the Fund for the period ended December 31, 2004, were as follows:

                           1 Year                Since Inception
                           ------                ---------------
                           3.46%                      3.40%

  Your fund posted a moderate gain for 2004. Throughout the past 12 months we have remained skeptical about the sustainability of low absolute interest rates. The portfolio has maintained a defensive posture by keeping its duration at or modestly below the Merrill Lynch Domestic Bond Index.

  Longer duration and lower credit quality bonds were the star performers for the year. Our relative performance was negatively impacted by a lack of lower-quality bonds in the Fund. Yield spreads were narrow between low and high-quality bonds, so we emphasized minimal credit risk and concentrated on higher-quality credits. The portfolio's weighted average quality remains a solid AA+. The weighted average maturity of the Fund is slightly over six years, near our minimum required weighted average of five years.

  Overweighting spread sectors such as corporates and mortgages and underweighting Treasuries enhanced our performance. Treasuries were the weakest performing major sector during the year.

  While all interest rates may move higher, our expectations of a dramatic move upward are somewhat tempered. The economy remains too fragile to allow sharply higher interest rates. We continue to believe that it is appropriate to keep duration shorter than our benchmark and focus on higher-quality spread sectors like mortgages and callable agencies.

                                             Sincerely,

                                             /s/Bruce D. Finks

                                             Bruce D. Finks
                                             Vice President

EXPENSE EXAMPLE December 31, 2004

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 for the period 7/1/04 - 12/31/04.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.
Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COUNTRY VP GROWTH FUND

                                                               EXPENSES PAID
                     BEGINNING ACCOUNT     ENDING ACCOUNT    DURING PERIOD*<F3>
                        VALUE 7/1/04       VALUE 12/31/04    7/1/04 - 12/31/04
                     -----------------     --------------    -----------------
Actual(1)<F1>            $1,000.00           $1,058.10             $4.66
Hypothetical(2)<F2>      $1,000.00           $1,020.48             $4.57

(1)<F1> Ending account values and expenses paid during period based on a 5.81% return. The return is considered after expenses are deducted from the fund.
(2)<F2> Ending account values and expenses paid during period based on a 2.50% return. The return is considered before expenses are deducted from the fund.
  *<F3> Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COUNTRY VP BALANCED FUND

                                                               EXPENSES PAID
                     BEGINNING ACCOUNT     ENDING ACCOUNT    DURING PERIOD*<F6>
                        VALUE 7/1/04       VALUE 12/31/04    7/1/04 - 12/31/04
                     -----------------     --------------    -----------------
Actual(1)<F4>            $1,000.00           $1,056.00             $4.65
Hypothetical(2)<F5>      $1,000.00           $1,020.48             $4.57

(1)<F4> Ending account values and expenses paid during period based on a 5.60% return. The return is considered after expenses are deducted from the fund.

(2)<F5> Ending account values and expenses paid during period based on a 2.50% return. The return is considered before expenses are deducted from the fund.
  *<F6> Expenses are equal to the Fund's annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COUNTRY VP SHORT-TERM BOND FUND

                                                               EXPENSES PAID
                     BEGINNING ACCOUNT     ENDING ACCOUNT    DURING PERIOD*<F9>
                        VALUE 7/1/04       VALUE 12/31/04    7/1/04 - 12/31/04
                     -----------------     --------------    -----------------
Actual(1)<F7>            $1,000.00           $1,015.00             $3.55
Hypothetical(2)<F8>      $1,000.00           $1,021.48             $3.56

(1)<F7> Ending account values and expenses paid during period based on a 1.50% return. The return is considered after expenses are deducted from the fund.
(2)<F8> Ending account values and expenses paid during period based on a 2.50% return. The return is considered before expenses are deducted from the fund.
  *<F9> Expenses are equal to the Fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COUNTRY VP BOND FUND

                                                               EXPENSES PAID
                     BEGINNING ACCOUNT     ENDING ACCOUNT   DURING PERIOD*<F12>
                        VALUE 7/1/04       VALUE 12/31/04    7/1/04 - 12/31/04
                     -----------------     --------------   -------------------
Actual(1)<F10>           $1,000.00           $1,034.10             $3.58
Hypothetical(2)<F11>     $1,000.00           $1,021.48             $3.56

(1)<F10> Ending account values and expenses paid during period based on a 3.41% return. The return is considered after expenses are deducted from the fund.
(2)<F11> Ending account values and expenses paid during period based on a 2.50% return. The return is considered before expenses are deducted from the fund.
  *<F12> Expenses are equal to the Fund's annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

ALLOCATION OF PORTFOLIO ASSETS December 31, 2004

COUNTRY VP GROWTH FUND*<F13>

Consumer Discretionary                                10.63%
Consumer Staples                                      12.10%
Energy                                                10.21%
Finance                                               15.30%
Health                                                12.80%
Industrial                                            11.67%
Materials                                              2.61%
Technology                                            10.50%
Telecommuncations                                      3.56%
Utilities                                              2.39%
Commercial Paper                                       2.60%
Money Market                                           5.63%

COUNTRY VP BALANCED FUND*<F13>

Common Stock                                          63.08%
Asset Backed Securities                                2.38%
Corporate Bonds                                        4.66%
Mortgage Backed Securities                            13.27%
U.S. Government Agencies                               5.39%
U.S. Government Obligations                            8.74%
Money Market                                           2.02%

COUNTRY VP SHORT-TERM BOND FUND*<F13>

Asset Backed Securities                               14.52%
Corporate Bonds                                       14.77%
Mortgage Backed Securities                            38.84%
U.S. Government Agencies                              14.28%
U.S. Government Obligations                            7.33%
Commercial Paper                                       7.39%
Money Market Funds                                     2.87%

COUNTRY VP BOND FUND*<F13>

Asset Backed Securities                                3.60%
Corporate Bonds                                       12.66%
Mortgage Backed Securities                            32.06%
U.S. Government Agencies                              11.13%
U.S. Government Obligations                           29.87%
Commercial Paper                                       4.48%
Money Market Funds                                     6.18%

*<F13>  Expressed as a percentage of total investments.

COUNTRY VP MUTUAL FUNDS -- PORTFOLIO HIGHLIGHTS

COUNTRY VP GROWTH FUND

  AVERAGE ANNUAL RETURNS  December 31, 2004
                                                              SINCE INCEPTION
                                                    1 YEAR        11/17/03
                                                    ------    ---------------
  COUNTRY VP Growth Fund (11/17/03)(1)<F14>          7.60%         12.65%
  S&P 500 Index(2)<F15>                             10.88%         16.26%
  Lipper Large Cap Core Average(3)<F16>              8.59%         15.34%

  (1)<F14> Performance would have been lower if returns had taken insurance charges into account.
  (2)<F15> The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.
  (3)<F16> The Lipper Large Cap Core Average consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index.

  TEN LARGEST HOLDINGS (excludes short-term investments)  December 31, 2004

                                                  VALUE        PERCENT OF FUND
                                             ---------------   ---------------
  General Electric Company                     $  354,050            3.07%
  Microsoft Corporation                           243,061            2.11%
  Exxon Mobil Corporation                         215,292            1.87%
  Kimberly-Clark Corporation                      210,592            1.83%
  Citigroup Inc.                                  207,174            1.80%
  Wal-Mart Stores, Inc.                           205,998            1.79%
  Pfizer Inc.                                     204,364            1.77%
  The Procter & Gamble Company                    203,796            1.77%
  Apache Corporation                              202,280            1.76%
  Wells Fargo & Company                           198,880            1.73%
                                               ----------           ------
                                               $2,245,487           19.50%
                                               ----------           ------
                                               ----------           ------

COUNTRY VP BALANCED FUND

  AVERAGE ANNUAL RETURNS  December 31, 2004

                                                              SINCE INCEPTION
                                                    1 YEAR        11/17/03
                                                    ------    ---------------
  COUNTRY VP Balanced Fund (11/17/03)(1)<F17>        6.84%          9.75%
  S&P 500 Index(2)<F18>                             10.88%         16.26%
  Merrill Lynch U.S. Domestic
    Master Bond Index(3)<F19>                        4.34%          4.26%
  Lipper Balanced Fund Average(4)<F20>               8.55%         13.11%

  (1)<F17> Performance would have been lower if returns had taken insurance charges into account.
  (2)<F18> The S&P 500 Index is an unmanaged index that contains securities typically selected by growth managers as being representative of the U.S. stock market. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.
  (3)<F19> The Merrill Lynch U.S. Domestic Master Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds and Mortgage Pass Through Securities with maturities greater than one year.
  (4)<F20> The Lipper Balanced Fund Average has funds that aim to conserve principal with a balanced portfolio of stocks and bonds.

  TEN LARGEST HOLDINGS (excludes short-term investments)  December 31, 2004

                                                  VALUE        PERCENT OF FUND
                                             ---------------   ---------------
  U.S. Treasury Note, 3.375%, 11/15/08         $  299,191            2.76%
  General Electric Company                        222,650            2.05%
  Federal Home Loan Mortgage Corp.,
    4.000%, 11/15/18                              185,010            1.71%
  Microsoft Corporation                           165,602            1.53%
  Fleet Credit Card Master Trust II,
    2.400%, 07/15/08                              148,901            1.37%
  Federal Home Loan Bank, 4.000%, 07/02/15        145,493            1.34%
  Wells Fargo & Company                           142,945            1.32%
  Citigroup Inc.                                  139,722            1.29%
  Halliburton Company                             137,340            1.27%
  Johnson & Johnson                               133,182            1.23%
                                               ----------           ------
                                               $1,720,036           15.87%
                                               ----------           ------
                                               ----------           ------

COUNTRY VP SHORT-TERM BOND FUND

  AVERAGE ANNUAL RETURNS  December 31, 2004

                                                              SINCE INCEPTION
                                                    1 YEAR        11/17/03
                                                    ------    ---------------
  COUNTRY VP Short-Term
    Bond Fund (11/17/03)(1)<F21>                     1.35%          1.50%
  Merrill Lynch U.S. Domestic Master,
    1-3 Year Bond Index(2)<F22>                      1.50%          1.71%
  Merrill Lynch U.S. Treasury/Agency
    1-3 Year Bond Index(3)<F23>                      1.00%          1.22%
  Lipper Short Investment
    Grade Fund Average(4)<F24>                       1.62%          1.93%

  (1)<F21> Performance would have been lower if returns had taken insurance charges into account.
  (2)<F22> The Merrill Lynch U.S. Domestic Master 1- 3 Year Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds and Mortgage Pass Through Securities with maturities of 1-3 years.
  (3)<F23> The Merrill Lynch U.S. Treasury/Agency 1-3 Year Bond Index is an index of Treasury securities with maturities ranging from one to three years which are guaranteed as to the timely payment of principal and interest by the U.S. Government.
  (4)<F24> The Lipper Short Investment Grade Fund Average consists of funds primarily in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

  TEN LARGEST HOLDINGS (excludes short-term investments)  December 31, 2004

                                                  VALUE        PERCENT OF FUND
                                             ---------------   ---------------
  U.S. Treasury Note, 1.625%, 10/31/05         $1,090,589            7.30%
  Federal Home Loan Mortgage Corp.,
    6.000%, 11/15/11                              612,729            4.10%
  Bank One Issuance Trust, 2.433%, 10/15/09       500,315            3.35%
  Federal Home Loan Bank, 3.375%, 07/21/08        495,059            3.31%
  Federal National Mortgage Association,
    6.000%, 05/01/13                              461,206            3.09%
  Federal Home Loan Mortgage Corp.,
    4.500%, 05/01/13                              382,371            2.56%
  Ford Credit Auto Owner Trust,
    3.130%, 11/15/06                              375,191            2.51%
  Capital Auto Receivables Asset Trust,
    2.920%, 04/15/08                              374,324            2.50%
  Government National Mortgage Association,
    4.104%, 03/16/18                              370,783            2.48%
  GMAC Commercial Mortgage Securities Inc.,
    3.400%, 04/10/40                              364,990            2.44%
                                               ----------           ------
                                               $5,027,557           33.64%
                                               ----------           ------
                                               ----------           ------

COUNTRY VP BOND FUND

  AVERAGE ANNUAL RETURNS  December 31, 2004

                                                              SINCE INCEPTION
                                                    1 YEAR        11/17/03
                                                    ------    ---------------
  COUNTRY VP Bond Fund (11/17/03)(1)<F25>            3.46%          3.40%
  Merrill Lynch U.S. Domestic
    Master Bond Index(2)<F26>                        4.34%          4.26%
  Lipper Intermediate Investment
    Grade Fund Average(3)<F27>                       4.22%          4.77%

  (1)<F25> Performance would have been lower if returns had taken insurance charges into account.
  (2)<F26> The Merrill Lynch U.S. Domestic Master Bond Index is a basket of publicly issued Government Bonds, Corporate Bonds and Mortgage Pass Through Securities with maturities greater than one year.
  (3)<F27> The Lipper Intermediate Investment Grade Fund Average consists of funds that, by portfolio practice, invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar weighted average maturities of five to ten years.

  TEN LARGEST HOLDINGS (excludes short-term investments)  December 31, 2004

                                                  VALUE        PERCENT OF FUND
                                             ---------------   ---------------
  U.S. Treasury Note, 3.375%, 11/15/08         $3,191,376           20.92%
  Government National Mortgage Association,
    5.000%, 07/15/33                              497,237            3.26%
  Federal Home Loan Bank, 4.000%, 07/02/15        484,975            3.18%
  U.S. Treasury Note, 3.000%, 07/15/12            471,400            3.09%
  Federal Home Loan Mortgage Corp.,
    4.000%, 11/15/18                              462,526            3.03%
  Wachovia Bank Commercial Mortgage Trust,
    4.445%, 11/15/35                              451,838            2.96%
  JP Morgan Chase Commercial Mortgage,
    5.050%, 12/12/34                              308,943            2.03%
  U.S. Treasury Bond, 4.250%, 11/15/13            301,887            1.98%
  Federal National Mortgage Association,
    5.000%, 02/01/14                              259,483            1.70%
  U.S. Treasury Bond, 7.500%, 11/15/16            255,586            1.68%
                                               ----------           ------
                                               $6,685,251           43.83%
                                               ----------           ------
                                               ----------           ------

COUNTRY VP MUTUAL FUNDS -- SCHEDULE OF INVESTMENTS December 31, 2004

COUNTRY VP GROWTH FUND

                                                        SHARES         VALUE
                                                        ------         -----
COMMON STOCK -- 91.77%

CONSUMER DISCRETIONARY -- 10.63%
Dollar General Corporation                               4,900     $   101,773
Gentex Corporation                                       4,600         170,292
The Home Depot, Inc.                                     2,900         123,946
Jones Apparel Group, Inc.                                3,600         131,652
Kohl's Corporation*<F28>                                 2,300         113,091
Newell Rubbermaid Inc.                                   5,200         125,788
Target Corporation                                       2,400         124,632
Time Warner Inc.*<F28>                                   4,100          79,704
The TJX Companies, Inc.                                  4,400         110,572
Tribune Company                                          3,400         143,276
                                                                   -----------
                                                                     1,224,726
                                                                   -----------

CONSUMER STAPLES -- 12.10%
Altria Group, Inc.                                       2,550         155,805
The Coca-Cola Company                                    3,200         133,216
CVS Corporation                                          3,400         153,238
Kimberly-Clark Corporation                               3,200         210,592
The Procter & Gamble Company                             3,700         203,796
Sara Lee Corporation                                     4,700         113,458
Sysco Corporation                                        3,100         118,327
Unilever NV -- NYS                                       1,500         100,065
Wal-Mart Stores, Inc.                                    3,900         205,998
                                                                   -----------
                                                                     1,394,495
                                                                   -----------

ENERGY -- 10.21%
Apache Corporation                                       4,000         202,280
ChevronTexaco Corporation                                2,800         147,028
ConocoPhillips                                           1,700         147,611
Diamond Offshore Drilling, Inc.                          3,500         140,175
Exxon Mobil Corporation                                  4,200         215,292
Halliburton Company                                      5,000         196,200
Schlumberger Limited (1)<F29>                            1,900         127,205
                                                                   -----------
                                                                     1,175,791
                                                                   -----------

FINANCE -- 15.30%
ACE Limited (1)<F29>                                     2,700         115,425
The Allstate Corporation                                 2,700         139,644
American Express Company                                 2,600         146,562
American International Group, Inc.                       2,700         177,309
The Bank of New York Company, Inc.                       3,300         110,286
Citigroup Inc.                                           4,300         207,174
Fannie Mae                                               1,800         128,178
H&R Block, Inc.                                          2,300         112,700
JPMorgan Chase & Co.                                     3,960         154,480
MBNA Corporation                                         4,100         115,579
Washington Mutual, Inc.                                  3,700         156,436
Wells Fargo & Company                                    3,200         198,880
                                                                   -----------
                                                                     1,762,653
                                                                   -----------

HEALTH -- 12.80%
Abbott Laboratories                                      3,650         170,272
Baxter International Inc.                                3,900         134,706
Boston Scientific Corporation*<F28>                      3,600         127,980
Bristol-Myers Squibb Company                             4,000         102,480
Forest Laboratories, Inc.*<F28>                          2,000          89,720
Johnson & Johnson                                        2,900         183,918
McKesson Corporation                                     3,600         113,256
Medco Health Solutions, Inc.*<F28>                       3,500         145,600
Medtronic, Inc.                                          1,200          59,604
Pfizer Inc.                                              7,600         204,364
Quest Diagnostics Incorporated                           1,500         143,325
                                                                   -----------
                                                                     1,475,225
                                                                   -----------

INDUSTRIAL -- 11.67%
American Power Conversion Corporation                    6,300         134,820
CANON INC. -- ADR                                        2,400         130,224
Caterpillar Inc.                                         1,950         190,144
Emerson Electric Co.                                     1,600         112,160
FedEx Corp.                                              1,500         147,735
General Electric Company                                 9,700         354,050
Masco Corporation                                        4,000         146,120
Rockwell Automation, Inc.                                2,600         128,830
                                                                   -----------
                                                                     1,344,083
                                                                   -----------

MATERIALS -- 2.61%
Alcoa Inc.                                               3,900         122,538
Newmont Mining Corporation                               4,000         177,640
                                                                   -----------
                                                                       300,178
                                                                   -----------

TECHNOLOGY -- 10.50%
Analog Devices, Inc.                                     2,100          77,532
Cisco Systems, Inc.*<F28>                                6,500         125,450
Hewlett-Packard Company                                  5,300         111,141
Intel Corporation                                        6,200         145,018
International Business Machines Corporation              1,300         128,154
International Rectifier Corporation*<F28>                2,775         123,682
Microsoft Corporation                                    9,100         243,061
Nokia Oyj -- ADR                                         8,700         136,329
SunGard Data Systems Inc.*<F28>                          4,200         118,986
                                                                   -----------
                                                                     1,209,353
                                                                   -----------

TELECOMMUNICATIONS -- 3.56%
ALLTEL Corporation                                       2,400         141,024
UTStarcom, Inc.*<F28>                                    5,200         115,180
Verizon Communications Inc.                              3,800         153,938
                                                                   -----------
                                                                       410,142
                                                                   -----------

UTILITIES -- 2.39%
Duke Energy Corporation                                  3,300          83,589
Nicor Inc.                                               2,500          92,350
Progress Energy, Inc.                                    2,200          99,528
                                                                   -----------
                                                                       275,467
                                                                   -----------
TOTAL COMMON STOCK
  (cost $9,336,844)                                                 10,572,113
                                                                   -----------

                                                  PRINCIPAL AMOUNT
                                                  ----------------
COMMERCIAL PAPER -- 2.60%
American General Finance
  2.320%, 01/12/05                                    $300,000         299,788
                                                                   -----------
TOTAL COMMERCIAL PAPER
  (cost $299,788)                                                      299,788
                                                                   -----------

                                                       SHARES
                                                       ------
MONEY MARKET FUNDS -- 5.63%
Federated Prime Obligations Fund --
  Institutional Shares                                  75,712          75,712
Janus Money Market Fund --
  Institutional Shares                                 573,397         573,397
                                                                   -----------
TOTAL MONEY MARKET FUNDS
  (cost $649,109)                                                      649,109
                                                                   -----------
TOTAL INVESTMENTS -- 100.00%
  (cost $10,285,741)                                                11,521,010
                                                                   -----------
LIABILITIES LESS OTHER ASSETS -- 0.00%                                    (340)
                                                                   -----------
NET ASSETS -- 100.00%                                              $11,520,670
                                                                   -----------
                                                                   -----------

*<F28>  Non-income producing.
(1)<F29>  Foreign Security.
NYS -- New York Shares.
ADR -- American Depositary Receipt.

                       See notes to financial statements.

COUNTRY VP BALANCED FUND

                                                        SHARES         VALUE
                                                        ------         -----
COMMON STOCK -- 63.08%

CONSUMER DISCRETIONARY -- 6.56%
Dollar General Corporation                               3,000     $    62,310
Gentex Corporation                                       2,600          96,252
The Home Depot, Inc.                                     2,600         111,124
Jones Apparel Group, Inc.                                2,300          84,111
Kohl's Corporation*<F30>                                 1,300          63,921
Newell Rubbermaid Inc.                                   2,600          62,894
Target Corporation                                       1,900          98,667
The TJX Companies, Inc.                                  2,400          60,312
Tribune Company                                          1,700          71,638
                                                                   -----------
                                                                       711,229
                                                                   -----------

CONSUMER STAPLES -- 7.00%
Altria Group, Inc.                                       1,500          91,650
The Coca-Cola Company                                    2,100          87,423
CVS Corporation                                          2,300         103,661
Kimberly-Clark Corporation                               1,900         125,039
The Procter & Gamble Company                             2,200         121,176
Sara Lee Corporation                                     2,700          65,178
Sysco Corporation                                        1,700          64,889
Wal-Mart Stores, Inc.                                    1,900         100,358
                                                                   -----------
                                                                       759,374
                                                                   -----------

ENERGY -- 6.08%
Apache Corporation                                       2,400         121,368
ConocoPhillips                                           1,300         112,879
Diamond Offshore Drilling, Inc.                          2,300          92,115
Exxon Mobil Corporation                                  2,500         128,150
Halliburton Company                                      3,500         137,340
Schlumberger Limited (1)<F31>                            1,000          66,950
                                                                   -----------
                                                                       658,802
                                                                   -----------

FINANCE -- 12.16%
ACE Limited (1)<F31>                                     1,900          81,225
The Allstate Corporation                                 1,600          82,752
American Express Company                                 1,600          90,192
American International Group, Inc.                       1,900         124,773
Bank of America Corporation                              2,400         112,776
The Bank of New York Company, Inc.                       3,000         100,260
Citigroup Inc.                                           2,900         139,722
Fannie Mae                                               1,600         113,936
H&R Block, Inc.                                          1,400          68,600
JPMorgan Chase & Co.                                     1,980          77,240
MBNA Corporation                                         3,400          95,846
Washington Mutual, Inc.                                  2,100          88,788
Wells Fargo & Company                                    2,300         142,945
                                                                   -----------
                                                                     1,319,055
                                                                   -----------

HEALTH -- 8.94%
Abbott Laboratories                                      2,500         116,625
Baxter International Inc.                                2,000          69,080
Boston Scientific Corporation*<F30>                      2,200          78,210
Bristol-Myers Squibb Company                             2,700          69,174
Forest Laboratories, Inc.*<F30>                          1,400          62,804
Johnson & Johnson                                        2,100         133,182
McKesson Corporation                                     2,200          69,212
Medco Health Solutions, Inc.*<F30>                       2,300          95,680
Medtronic, Inc.                                          1,200          59,604
Pfizer Inc.                                              4,100         110,249
Quest Diagnostics Incorporated                           1,100         105,105
                                                                   -----------
                                                                       968,925
                                                                   -----------

INDUSTRIAL -- 7.62%
American Power Conversion Corporation                    3,600          77,040
CANON INC. -- ADR                                        1,600          86,816
Caterpillar Inc.                                         1,000          97,510
Emerson Electric Co.                                     1,300          91,130
FedEx Corp.                                                900          88,641
General Electric Company                                 6,100         222,650
Masco Corporation                                        2,400          87,672
Rockwell Automation, Inc.                                1,500          74,325
                                                                   -----------
                                                                       825,784
                                                                   -----------

MATERIALS -- 1.91%
Alcoa Inc.                                               3,200         100,544
Newmont Mining Corporation                               2,400         106,584
                                                                   -----------
                                                                       207,128
                                                                   -----------

TECHNOLOGY -- 8.07%
Cisco Systems, Inc.*<F30>                                5,500         106,150
First Data Corporation                                   1,800          76,572
Hewlett-Packard Company                                  2,800          58,716
Intel Corporation                                        4,200          98,238
International Business Machines Corporation              1,100         108,438
International Rectifier Corporation*<F30>                1,900          84,683
Microsoft Corporation                                    6,200         165,602
Nokia Oyj -- ADR                                         5,400          84,618
SunGard Data Systems Inc.*<F30>                          3,300          93,489
                                                                   -----------
                                                                       876,506
                                                                   -----------

TELECOMMUNICATIONS -- 2.41%
ALLTEL Corporation                                       1,900         111,644
UTStarcom, Inc.*<F30>                                    3,100          68,665
Verizon Communications Inc.                              2,000          81,020
                                                                   -----------
                                                                       261,329
                                                                   -----------

UTILITIES -- 2.33%
Duke Energy Corporation                                  4,600         116,518
Nicor Inc.                                               1,600          59,104
Progress Energy, Inc.                                    1,700          76,908
                                                                   -----------
                                                                       252,530
                                                                   -----------
TOTAL COMMON STOCK
  (cost $6,068,353)                                                  6,840,662
                                                                   -----------

                                                     PRINCIPAL
                                                      AMOUNT
                                                     ---------
BONDS AND NOTES -- 34.20%

ASSET BACKED -- 2.36%
Citibank Credit Card Issuance Trust
  4.150%, 07/07/17                                    $ 50,000          47,802
Consumers Funding LLC
  3.800%, 04/20/08                                      59,016          59,256
Fleet Credit Card Master Trust II
  2.400%, 07/15/08                                     150,000         148,901
                                                                   -----------
                                                                       255,959
                                                                   -----------

CONSUMER STAPLES -- 0.46%
Wal-Mart Stores, Inc.
  4.125%, 02/15/11                                      50,000          50,179
                                                                   -----------

FINANCE -- 3.68%
American Honda Finance Corporation
  4.500%, 05/26/09 (Cost $49,894,
  Acquired 05/18/04) (4)<F34>                           50,000          50,866
General Electric Capital Corporation:
  4.250%, 12/01/10                                     100,000          99,945
  3.000%, 06/27/18 (3)<F33>                             50,000          46,267
HSBC Finance Corporation
  4.125%, 12/15/08                                     100,000         100,409
Toyota Motor Credit Corporation
  4.350%, 12/15/10                                     100,000         101,308
                                                                   -----------
                                                                       398,795
                                                                   -----------

MORTGAGE BACKED -- 13.18%
Federal Home Loan Mortgage Corp.:
  6.500%, 03/01/15                                      90,338          95,724
  4.000%, 11/15/18                                     200,000         185,010
  5.000%, 11/15/18                                      75,000          75,830
  5.000%, 10/15/31                                      50,000          50,089
  7.000%, 07/25/32                                      77,108          80,768
Federal National Mortgage Association:
  5.000%, 02/01/14                                      83,797          86,494
  5.500%, 02/01/33                                      96,605          98,222
  6.500%, 02/25/44                                      75,071          79,439
  6.500%, 05/25/44                                      67,154          70,661
Government National Mortgage Association:
  4.500%, 05/20/14                                      86,154          85,259
  6.000%, 02/15/32                                      65,100          67,551
  7.000%, 07/15/32                                      94,799         100,752
JP Morgan Chase Commercial Mortgage
  5.050%, 12/12/34                                     100,000         102,981
Nomura Asset Acceptance Corporation
  6.500%, 10/25/34                                      44,891          46,804
Wachovia Bank Commercial Mortgage Trust:
  4.445%, 11/15/35                                     125,000         125,510
  5.235%, 07/15/41                                      75,000          77,912
                                                                   -----------
                                                                     1,429,006
                                                                   -----------

TELEPHONE UTILITY -- 0.49%
GTE South, Inc.
  6.000%, 02/15/08                                      50,000          52,706
                                                                   -----------

U.S. GOVERNMENT AGENCIES(5)<F35> -- 5.35%
Federal Home Loan Bank:
  2.750%, 04/05/07 (3)<F33>                             50,000          49,388
  3.000%, 03/30/11 (3)<F33>                             50,000          49,866
  4.000%, 07/02/15 (3)<F33>                            150,000         145,493
  4.000%, 06/26/18 (3)<F33>                             50,000          47,793
  4.250%, 07/17/18 (3)<F33>                             50,000          46,900
  4.250%, 07/23/18 (3)<F33>                             75,000          70,324
Federal Home Loan Mortgage Corp.
  4.500%, 01/15/14                                      75,000          74,970
New Valley Generation IV
  4.687%, 01/15/22                                      97,478          95,128
                                                                   -----------
                                                                       579,862
                                                                   -----------

U.S. GOVERNMENT OBLIGATIONS -- 8.68%
U.S. Treasury Bond:
  4.250%, 11/15/13                                      50,000          50,314
  7.500%, 11/15/16                                      50,000          63,897
U.S. Treasury Note:
  6.875%, 05/15/06                                     100,000         105,293
  3.125%, 05/15/07                                      50,000          49,975
  2.750%, 08/15/07                                      50,000          49,451
  2.625%, 05/15/08                                      50,000          48,883
  3.375%, 11/15/08                                     300,000         299,191
  3.875%, 05/15/09                                     100,000         101,473
  3.375%, 01/15/12 (2)<F32>                             53,470          60,864
  3.000%, 07/15/12 (2)<F32>                             52,805          58,925
  1.875%, 07/15/13 (2)<F32>                             51,694          53,176
                                                                   -----------
                                                                       941,442
                                                                   -----------
TOTAL BONDS AND NOTES
  (cost $3,689,119)                                                  3,707,949
                                                                   -----------

                                                       SHARES
                                                       ------
MONEY MARKET FUNDS -- 2.01%
Federated Prime Obligations Fund --
  Institutional Shares                                  28,838          28,838
Janus Money Market Fund --
  Institutional Shares                                 188,942         188,942
                                                                   -----------
TOTAL MONEY MARKET FUNDS
  (cost $217,780)                                                      217,780
                                                                   -----------
TOTAL INVESTMENTS -- 99.29%
  (cost $9,975,252)                                                 10,766,391
                                                                   -----------
OTHER ASSETS LESS LIABILITIES -- 0.71%                                  76,402
                                                                   -----------
NET ASSETS -- 100.00%                                              $10,842,793
                                                                   -----------
                                                                   -----------

*<F30>  Non-income producing.
(1)<F31>  Foreign Security.
(2)<F32>  United States Treasury Inflation Index Note.
(3)<F33> Variable rate security. The rate shown is in effect on December 31, 2004.
(4)<F34>  Restricted under Rule 144A of the Securities Act of 1933.
(5)<F35> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
ADR -- American Depositary Receipt.

                       See notes to financial statements.

COUNTRY VP SHORT-TERM BOND FUND

                                                     PRINCIPAL
                                                      AMOUNT           VALUE
                                                     ---------         -----
BONDS AND NOTES -- 89.34%

ASSET BACKED -- 14.46%
Americredit Automobile Receivables Trust
  4.610%, 01/12/09                                  $  100,000     $   101,291
Bank One Issuance Trust
  2.433%, 10/15/09 (2)<F37>                            500,000         500,315
Capital Auto Receivables Asset Trust
  2.920%, 04/15/08                                     375,000         374,324
Citibank Credit Card Issuance Trust
  2.700%, 01/15/08                                     100,000          99,555
Consumers Funding, LLC
  3.800%, 04/20/08                                     212,460         213,321
Fleet Credit Card Master Trust II
  2.400%, 07/15/08                                     350,000         347,436
Ford Credit Auto Owner Trust
  3.130%, 11/15/06                                     375,000         375,191
Structured Asset Securities Corporation
  5.540%, 11/25/32                                     150,000         151,044
                                                                   -----------
                                                                     2,162,477
                                                                   -----------

CORPORATE BONDS -- 14.70%
Baltimore Gas and Electric Company
  6.730%, 06/12/12                                     100,000         111,243
FPL Group Capital Inc.
  4.086%, 02/16/07                                     150,000         151,589
General Electric Capital Corporation
  3.500%, 08/15/07                                     300,000         299,393
General Motors Acceptance Corporation
  5.625%, 05/15/09                                     100,000         100,004
GTE South, Inc.
  6.000%, 02/15/08                                     200,000         210,822
Marshall & Ilsley Bank
  2.900%, 08/18/09                                     272,727         266,855
National Rural Utilities Cooperative
  Finance Corporation
  3.000%, 02/15/06                                     300,000         299,396
Nationwide Life Global Fund
  2.750%, 05/15/07 (Cost $299,403,
  Acquired 02/20/04) (1)<F36>                          300,000         293,836
Rowan Companies, Inc.
  5.880%, 03/15/12                                     187,000         198,686
US Central Credit Union
  2.700%, 09/30/09                                     181,818         178,422
US Trade Funding Corporation
  4.260%, 11/15/14 (Cost $86,479,
  Acquired 12/14/04) (1)<F36>                           86,886          86,883
                                                                   -----------
                                                                     2,197,129
                                                                   -----------

MORTGAGE BACKED -- 38.67%
Federal Home Loan Mortgage Corp.:
  2.478%, 05/15/10                                     300,000         293,192
  6.000%, 11/15/11                                     601,734         612,729
  4.500%, 05/01/13                                     379,863         382,371
  6.500%, 03/01/15                                     225,844         239,310
  7.000%, 07/25/32                                     173,493         181,727
Federal National Mortgage Association:
  5.000%, 01/01/11                                     212,207         216,027
  6.000%, 05/01/13                                     439,200         461,206
  4.500%, 06/01/13                                     289,410         291,269
  5.000%, 06/01/13                                     304,597         314,402
  4.000%, 11/01/13                                     274,274         271,986
  5.000%, 02/01/14                                     167,593         172,989
  4.060%, 03/25/33                                     233,995         234,059
  4.205%, 05/01/34                                     164,851         162,981
  6.500%, 02/25/44                                     150,142         158,878
  6.500%, 05/25/44                                     156,692         164,876
GMAC Commercial Mortgage Securities Inc.
  3.400%, 04/10/40                                     368,682         364,990
Government National Mortgage Association
  4.104%, 03/16/18                                     368,744         370,783
Master Adjustable Rate Mortgage Trust
  3.818%, 04/21/34                                     148,990         148,682
Nomura Asset Acceptance Corporation
  6.500%, 10/25/34                                     134,672         140,411
Salomon Brothers Mortgage Securities VII
  3.222%, 03/18/36                                     273,733         272,484
Washington Mutual
  3.177%, 09/25/33                                     225,000         222,439
Wells Fargo Mortgage Backed Securities Trust
  5.500%, 02/25/18                                     100,000         101,141
                                                                   -----------
                                                                     5,778,932
                                                                   -----------

U.S. GOVERNMENT AGENCIES(3)<F38> -- 14.21%
Federal Home Loan Bank:
  2.750%, 04/05/07 (2)<F37>                            200,000         197,553
  3.375%, 07/21/08                                     500,000         495,059
  3.000%, 03/30/11 (2)<F37>                            200,000         199,466
  3.500%, 01/30/14 (2)<F37>                            200,000         199,545
  4.000%, 02/27/14 (2)<F37>                            200,000         200,162
Federal Home Loan Mortgage Corp.:
  2.375%, 02/15/07                                     250,000         245,399
  4.250%, 05/04/09                                     150,000         150,237
Federal National Mortgage Association
  3.125%, 07/15/06                                     150,000         149,946
Overseas Private Investment:
  2.410%, 06/15/09                                     200,000         196,788
  3.420%, 01/15/15                                      93,024          89,915
                                                                   -----------
                                                                     2,124,070
                                                                   -----------
U.S. GOVERNMENT OBLIGATIONS -- 7.30%
U.S. Treasury Note
  1.625%, 10/31/05                                   1,100,000       1,090,589
                                                                   -----------
TOTAL BONDS AND NOTES
  (cost $13,428,651)                                                13,353,197
                                                                   -----------

COMMERCIAL PAPER -- 7.36%
American General Finance Corporation
  2.260%, 01/05/05                                     400,000         399,900
Toyota Motor Credit Corporation
  2.280%, 01/12/05                                     700,000         699,512
                                                                   -----------
TOTAL COMMERCIAL PAPER
  (cost $1,099,412)                                                  1,099,412
                                                                   -----------

                                                       SHARES
                                                       ------
MONEY MARKET FUNDS -- 2.86%
Federated Prime Obligations Fund --
  Institutional Shares                                  84,709          84,709
Janus Institutional Money Market Fund --
  Institutional Shares                                 342,935         342,935
                                                                   -----------
TOTAL MONEY MARKET FUNDS
  (cost $427,644)                                                      427,644
                                                                   -----------
TOTAL INVESTMENTS -- 99.56%
  (cost $14,955,707)                                                14,880,253
                                                                   -----------
OTHER ASSETS LESS LIABILITIES -- 0.44%                                  65,322
                                                                   -----------
NET ASSETS -- 100.00%                                              $14,945,575
                                                                   -----------
                                                                   -----------

(1)<F36>  Restricted under Rule 144A of the Securities Act of 1933.
(2)<F37> Variable rate security. The rate shown is in effect on December 31, 2004.
(3)<F38> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

                       See notes to financial statements.

COUNTRY VP BOND FUND

                                                     PRINCIPAL
                                                      AMOUNT          VALUE
                                                     ---------        -----
BONDS AND NOTES -- 88.95%

ASSET BACKED -- 3.59%
Citibank Credit Card Issuance Trust
  4.150%, 07/07/17                                  $   75,000     $    71,703
Consumers Funding, LLC
  3.800%, 04/20/08                                     200,656         201,470
Fleet Credit Card Master Trust II
  2.400%, 07/15/08                                     150,000         148,901
TXU Electric Delivery Transition
  Bond Company LLC
  3.520%, 11/15/11                                     125,575         125,362
                                                                   -----------
                                                                       547,436
                                                                   -----------

CORPORATE BONDS -- 12.61%
American Honda Finance Corporation
  4.500%, 05/26/09 (Cost $99,787,
  Acquired 05/18/04) (2)<F40>                          100,000         101,733
Baltimore Gas and Electric Company
  6.730%, 06/12/12                                     100,000         111,243
General Electric Capital Corporation:
  4.250%, 12/01/10                                     200,000         199,890
  3.000%, 06/27/18 (3)<F41>                            250,000         231,333
GTE South, Inc.
  6.000%, 02/15/08                                     200,000         210,822
HSBC Finance Corporation
  4.125%, 12/15/08                                     200,000         200,818
Ingersoll-Rand Company
  6.230%, 11/19/27                                     150,000         168,555
Merck & Co. Inc.
  5.760%, 05/03/37                                      75,000          81,875
Perforadora Centrale
  5.240%, 12/15/18                                      93,333          96,347
Toyota Motor Credit Corporation
  4.350%, 12/15/10                                     200,000         202,617
Vessel Management Services Inc.
  4.960%, 11/15/27                                      91,995          91,907
Wal-Mart Stores, Inc.
  4.125%, 02/15/11                                     225,000         225,807
                                                                   -----------
                                                                     1,922,947
                                                                   -----------

MORTGAGE BACKED -- 31.92%
Federal Home Loan Mortgage Corp.:
  6.500%, 03/01/15                                     225,844         239,310
  4.000%, 11/15/18                                     500,000         462,526
  5.000%, 11/15/18                                     200,000         202,212
  5.000%, 10/15/31                                     150,000         150,267
Federal National Mortgage Association:
  5.000%, 02/01/14                                     251,390         259,483
  5.500%, 02/01/33                                     173,889         176,799
  6.500%, 02/25/44                                     150,142         158,878
  6.500%, 05/25/44                                     156,692         164,877
GMAC Commercial Mortgage Securities Inc.
  3.400%, 04/10/40                                     245,788         243,327
Government National Mortgage Association:
  4.500%, 05/20/14                                     215,385         213,149
  5.500%, 10/20/15                                     226,929         234,511
  4.104%, 03/16/18                                     196,663         197,751
  6.000%, 12/15/31                                     148,254         153,912
  6.000%, 02/15/32                                     195,302         202,652
  7.000%, 07/15/32                                     189,597         201,504
  5.000%, 07/15/33                                     496,166         497,237
JP Morgan Chase Commercial Mortgage
  5.050%, 12/12/34                                     300,000         308,943
Nomura Asset Acceptance Corporation:
  6.500%, 03/25/34                                      75,482          78,925
  6.500%, 10/25/34                                     134,672         140,411
Vendee Mortgage Trust
  5.750%, 11/15/32                                      50,000          52,575
Wachovia Bank Commercial Mortgage Trust:
  4.445%, 11/15/35                                     450,000         451,838
  5.235%, 07/15/41                                      75,000          77,912
                                                                   -----------
                                                                     4,868,999
                                                                   -----------

U.S. GOVERNMENT AGENCIES(4)<F42> -- 11.08%
Federal Home Loan Bank:
  3.500%, 01/30/14 (3)<F41>                            100,000          99,772
  4.000%, 07/02/15 (3)<F41>                            500,000         484,975
  4.000%, 03/30/16 (3)<F41>                             50,000          49,021
  4.250%, 06/19/18 (3)<F41>                            100,000          95,785
  4.000%, 06/26/18 (3)<F41>                            175,000         167,277
  4.000%, 06/26/18 (3)<F41>                            150,000         142,674
  4.000%, 07/09/18 (3)<F41>                            100,000          93,521
  4.250%, 07/17/18 (3)<F41>                            120,000         112,559
Federal Home Loan Mortgage Corp.
  4.500%, 01/15/14                                     250,000         249,900
Federal National Mortgage Association
  3.125%, 07/15/06                                     100,000          99,964
New Valley Generation IV
  4.687%, 01/15/22                                      97,478          95,128
                                                                   -----------
                                                                     1,690,576
                                                                   -----------

U.S. GOVERNMENT OBLIGATIONS -- 29.75%
U.S. Treasury Bond:
  4.250%, 11/15/13                                     300,000         301,887
  7.500%, 11/15/16                                     200,000         255,586
U.S. Treasury Note:
  3.375%, 11/15/08                                   3,200,000       3,191,376
  3.875%, 05/15/09                                      50,000          50,736
  3.000%, 07/15/12 (1)<F39>                            422,440         471,400
  1.875%, 07/15/13 (1)<F39>                            103,388         106,352
  2.000%, 01/15/14 (1)<F39>                            154,151         159,546
                                                                   -----------
                                                                     4,536,883
                                                                   -----------
TOTAL BONDS AND NOTES
  (cost $13,508,131)                                                13,566,841
                                                                   -----------

COMMERCIAL PAPER -- 4.45%
LaSalle Bank Corporation
  2.300%, 01/14/05                                     680,000         679,435
                                                                   -----------
TOTAL COMMERCIAL PAPER
  (cost $679,435)                                                      679,435
                                                                   -----------

                                                       SHARES
                                                       ------
MONEY MARKET FUNDS -- 6.16%
Federated Prime Obligations Fund --
  Institutional Shares                                 181,583         181,593
Janus Institutional Money Market Fund --
  Institutional Shares                                 757,338         757,338
                                                                   -----------
TOTAL MONEY MARKET FUNDS
  (cost $938,931)                                                      938,931
                                                                   -----------
TOTAL INVESTMENTS -- 99.56%
  (cost $15,126,497)                                                15,185,207
                                                                   -----------
OTHER ASSETS LESS LIABILITIES -- 0.44%                                  67,096
                                                                   -----------
NET ASSETS -- 100.00%                                              $15,252,303
                                                                   -----------
                                                                   -----------

(1)<F39>  United States Treasury Inflation Index Note.
(2)<F40>  Restricted under Rule 144A of the Securities Act of 1933.
(3)<F41> Variable rate security. The rate shown is in effect on December 31, 2004.
(4)<F42> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

                       See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES December 31, 2004

                                                                          COUNTRY VP     COUNTRY VP     COUNTRY VP     COUNTRY VP
                                                                            GROWTH        BALANCED      SHORT-TERM        BOND
                                                                             FUND           FUND        BOND FUND         FUND
                                                                          ----------     ----------     ----------     ----------

ASSETS:
   Investments in securities:
       At cost                                                            $10,285,741    $ 9,975,252    $14,955,707    $15,126,497
                                                                          -----------    -----------    -----------    -----------
                                                                          -----------    -----------    -----------    -----------
       At value                                                           $11,521,010    $10,766,391    $14,880,253    $15,185,207
   Cash                                                                            45             --          7,510             --
   Receivable for investments sold                                                 --         56,359             --             --
   Receivable for capital stock sold                                               41             --             --             --
   Receivable from Advisor                                                         --             --          1,228          1,598
   Dividends receivable                                                        15,731          9,647             --             --
   Interest receivable                                                          1,739         27,556         78,947         91,353
   Prepaid expenses and other assets                                            1,209          1,176          1,655          1,593
                                                                          -----------    -----------    -----------    -----------
       Total assets                                                        11,539,775     10,861,129     14,969,593     15,279,751
                                                                          -----------    -----------    -----------    -----------
LIABILITIES:
   Payable for capital stock redeemed                                             299             73             37            153
   Payable to Advisor                                                           1,098            417             --             --
   Payable to Custodian                                                            --             --             --          2,981
   Accrued expenses and other liabilities                                      17,708         17,846         23,981         24,314
                                                                          -----------    -----------    -----------    -----------
       Total liabilities                                                       19,105         18,336         24,018         27,448
                                                                          -----------    -----------    -----------    -----------
NET ASSETS                                                                $11,520,670    $10,842,793    $14,945,575    $15,252,303
                                                                          -----------    -----------    -----------    -----------
                                                                          -----------    -----------    -----------    -----------
NET ASSETS CONSIST OF:
   Paid in capital                                                         10,317,826     10,073,731     15,056,068     15,201,649
   Undistributed net investment income (loss)                                      --            112            562            250
   Accumulated net realized gain (loss) on investments                        (32,425)       (22,189)       (35,601)        (8,306)
   Net unrealized appreciation (depreciation) on investment securities      1,235,269        791,139        (75,454)        58,710
                                                                          -----------    -----------    -----------    -----------
       Total -- representing net assets
         applicable to outstanding capital stock                          $11,520,670    $10,842,793    $14,945,575    $15,252,303
                                                                          -----------    -----------    -----------    -----------
                                                                          -----------    -----------    -----------    -----------

   Net assets                                                             $11,520,670    $10,842,793    $14,945,575    $15,252,303
   Shares outstanding                                                       1,029,726      1,007,055      1,505,626      1,520,067
   Net asset value, redemption price and offering price per share         $     11.19    $     10.77    $      9.93    $     10.03

                       See notes to financial statements.

STATEMENTS OF OPERATIONS for the Year Ended December 31, 2004

                                                                            COUNTRY VP     COUNTRY VP     COUNTRY VP     COUNTRY VP
                                                                              GROWTH        BALANCED      SHORT-TERM        BOND
                                                                               FUND           FUND        BOND FUND         FUND
                                                                            ----------     ----------     ----------     ----------

INVESTMENT INCOME:
   Dividends*<F43>                                                           $214,034       $140,992       $     --       $     --
   Interest                                                                    10,379        147,586        401,200        499,751
   Other income                                                                 1,620          2,851          8,512         43,494
                                                                             --------       --------       --------       --------
       Total investment income                                                226,033        291,429        409,712        543,245
                                                                             --------       --------       --------       --------
EXPENSES:
   Investment advisory fees (Note F)                                           81,461         78,885         75,192        113,695
   Transfer agent fees                                                          4,367          4,241          5,981          5,881
   Professional fees                                                           18,635         17,861         25,229         25,420
   Printing                                                                     1,207          1,211            959            909
   Custody fees                                                                 2,623          2,177          2,716          2,554
   Administration fees                                                         21,537         20,516         29,403         29,546
   Accounting fees                                                             21,844         25,373         28,634         29,537
   Miscellaneous expenses                                                         610            660            760            760
   Insurance                                                                      421            421            585            585
   Trustees fees                                                                  405            405            510            606
   Registration fees                                                              316            322            316            316
                                                                             --------       --------       --------       --------
       Total expenses                                                         153,426        152,072        170,285        209,809
       Less: Expenses waived (Note F)                                         (55,673)       (57,410)       (65,016)      (103,979)
                                                                             --------       --------       --------       --------
       Net expenses                                                            97,753         94,662        105,269        105,830
                                                                             --------       --------       --------       --------
NET INVESTMENT INCOME                                                         128,280        196,767        304,443        437,415
                                                                             --------       --------       --------       --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments                                     66,568         77,403         (3,843)        38,303
   Net change in unrealized appreciation / depreciation on investments        627,518        421,385       (105,431)        46,544
                                                                             --------       --------       --------       --------
   Net realized and unrealized gain (loss) on investments                     694,086        498,788       (109,274)        84,847
                                                                             --------       --------       --------       --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $822,366       $695,555       $195,169       $522,262
                                                                             --------       --------       --------       --------
                                                                             --------       --------       --------       --------
*<F43>  Net of foreign taxes withheld of                                     $  1,015       $     43       $     --       $     --
                                                                             --------       --------       --------       --------
                                                                             --------       --------       --------       --------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   COUNTRY VP GROWTH FUND            COUNTRY VP BALANCED FUND
                                                              --------------------------------   --------------------------------
                                                               YEAR ENDED      FOR THE PERIOD     YEAR ENDED      FOR THE PERIOD
                                                              DECEMBER 31,    11/17/03(1)<F46>   DECEMBER 31,    11/17/03(1)<F46>
                                                                  2004        THROUGH 12/31/03       2004        THROUGH 12/31/03
                                                              ------------    ----------------   ------------    ----------------
OPERATIONS:
   Net investment income                                       $   128,280      $    10,376       $   196,767      $    18,206
   Net realized gain on investments                                 66,568               --            77,403            4,137
   Net change in unrealized
     appreciation / depreciation on investments                    627,518          607,751           421,385          369,754
                                                               -----------      -----------       -----------      -----------
   Net increase in net assets resulting from operations            822,366          618,127           695,555          392,097
                                                               -----------      -----------       -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE B):
   Net investment income                                          (128,282)         (10,390)         (211,855)         (18,170)
   Net realized gains on investments                               (98,997)              --           (88,565)              --
                                                               -----------      -----------       -----------      -----------
   Total distributions                                            (227,279)         (10,390)         (300,420)         (18,170)
                                                               -----------      -----------       -----------      -----------
CAPITAL STOCK TRANSACTIONS -- (NET) (NOTE C)                       317,846       10,000,000            73,731       10,000,000
                                                               -----------      -----------       -----------      -----------
   Total increase in net assets                                    912,933       10,607,737           468,866       10,373,927
NET ASSETS:
   Beginning of period                                          10,607,737               --        10,373,927               --
                                                               -----------      -----------       -----------      -----------
   End of period*<F44>                                         $11,520,670      $10,607,737       $10,842,793      $10,373,927
                                                               -----------      -----------       -----------      -----------
                                                               -----------      -----------       -----------      -----------
   *<F44>  Including undistributed net investment income of    $        --      $        --       $       112      $        36
                                                               -----------      -----------       -----------      -----------
                                                               -----------      -----------       -----------      -----------

                                                               COUNTRY VP SHORT-TERM BOND FUND         COUNTRY VP BOND FUND
                                                              --------------------------------   --------------------------------
                                                               YEAR ENDED      FOR THE PERIOD     YEAR ENDED      FOR THE PERIOD
                                                              DECEMBER 31,    11/17/03(1)<F46>   DECEMBER 31,    11/17/03(1)<F46>
                                                                  2004        THROUGH 12/31/03       2004        THROUGH 12/31/03
                                                              ------------    ----------------   ------------    ----------------
OPERATIONS:
   Net investment income                                       $   304,443      $    20,299       $   437,415      $    37,270
   Net realized gain (loss) on investments                          (3,843)             (98)           38,303             (898)
   Net change in unrealized
     appreciation / depreciation on investments                   (105,431)          29,977            46,544           12,166
                                                               -----------      -----------       -----------      -----------
   Net increase in net assets resulting from operations            195,169           50,178           522,262           48,538
                                                               -----------      -----------       -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS (NOTE B):
   Net investment income                                          (335,590)         (20,250)         (473,542)         (37,275)
   Net realized gains on investments                                    --               --            (9,334)              --
                                                               -----------      -----------       -----------      -----------
   Total distributions                                            (335,590)         (20,250)         (482,876)         (37,275)
                                                               -----------      -----------       -----------      -----------
CAPITAL STOCK TRANSACTIONS -- (NET) (NOTE C)                        56,068       15,000,000           201,654       15,000,000
                                                               -----------      -----------       -----------      -----------
   Total increase (decrease) in net assets                         (84,353)      15,029,928           241,040       15,011,263
NET ASSETS:
   Beginning of period                                          15,029,928               --        15,011,263               --
                                                               -----------      -----------       -----------      -----------
   End of period*<F45>                                         $14,945,575      $15,029,928       $15,252,303      $15,011,263
                                                               -----------      -----------       -----------      -----------
                                                               -----------      -----------       -----------      -----------
   *<F45>  Including undistributed net investment income of    $       562      $        49       $       250      $        --
                                                               -----------      -----------       -----------      -----------
                                                               -----------      -----------       -----------      -----------

(1)<F46>  Commencement of operations.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout the period presented.

                                                                                  COUNTRY VP GROWTH FUND
                                                                 -------------------------------------------------------
                                                                     YEAR ENDED                  FOR THE PERIOD
                                                                 DECEMBER 31, 2004     11/17/03(1)<F47> THROUGH 12/31/03
                                                                 -----------------     ---------------------------------
Net asset value, beginning of year                                     $ 10.61                       $ 10.00
                                                                       -------                       -------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                  0.13                          0.01
   Net realized and unrealized gains                                      0.68                          0.61
                                                                       -------                       -------
       Total from investment operations                                   0.81                          0.62
                                                                       -------                       -------
   LESS DISTRIBUTIONS
   Dividends from net investment income                                  (0.13)                        (0.01)
   Distributions from capital gains                                      (0.10)                           --
                                                                       -------                       -------
       Total distributions                                               (0.23)                        (0.01)
                                                                       -------                       -------
Net asset value, end of year                                           $ 11.19                       $ 10.61
                                                                       -------                       -------
                                                                       -------                       -------
TOTAL INVESTMENT RETURN(2)<F48>                                           7.60%                         6.20%**<F51>

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                                $11,521                       $10,608
   Ratio of expenses to average net assets:
       Before expense waiver and reimbursement(3)<F49>                    1.41%                         2.07%*<F50>
       After expense waiver and reimbursement(3)<F49>                     0.90%                         0.90%*<F50>
   Ratio of net investment income to average net assets:
       Before expense waiver and reimbursement(3)<F49>                    0.67%                        (0.33%)*<F50>
       After expense waiver and reimbursement(3)<F49>                     1.18%                         0.84%*<F50>
Portfolio turnover rate                                                  13.18%                         0.00%**<F51>

(1)<F47>   Commencement of operations.
(2)<F48> Performance would have been lower if returns had taken insurance charges into account.
(3)<F49>   Does not include insurance charges.
  *<F50>   Annualized.
 **<F51>   Not annualized.

                       See notes to financial statements.

The table below sets forth financial data for a share of capital stock outstanding throughout the period presented.

                                                                                 COUNTRY VP BALANCED FUND
                                                                 -------------------------------------------------------
                                                                     YEAR ENDED                  FOR THE PERIOD
                                                                 DECEMBER 31, 2004     11/17/03(1)<F52> THROUGH 12/31/03
                                                                 -----------------     ---------------------------------
Net asset value, beginning of year                                     $ 10.37                       $ 10.00
                                                                       -------                       -------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                  0.20                          0.02
   Net realized and unrealized gains                                      0.50                          0.37
                                                                       -------                       -------
       Total from investment operations                                   0.70                          0.39
                                                                       -------                       -------
   LESS DISTRIBUTIONS
   Dividends from net investment income                                  (0.21)                        (0.02)
   Distributions from capital gains                                      (0.09)                           --
                                                                       -------                       -------
       Total distributions                                               (0.30)                        (0.02)
                                                                       -------                       -------
Net asset value, end of year                                           $ 10.77                       $ 10.37
                                                                       -------                       -------
                                                                       -------                       -------
TOTAL INVESTMENT RETURN(2)<F53>                                           6.84%                         3.88%**<F56>

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                                $10,843                       $10,374
   Ratio of expenses to average net assets:
       Before expense waiver and reimbursement(3)<F54>                    1.45%                         2.16%*<F55>
       After expense waiver and reimbursement(3)<F54>                     0.90%                         0.90%*<F55>
   Ratio of net investment income to average net assets:
       Before expense waiver and reimbursement(3)<F54>                    1.32%                         0.23%*<F55>
       After expense waiver and reimbursement(3)<F54>                     1.87%                         1.49%*<F55>
Portfolio turnover rate                                                  23.85%                         9.76%**<F56>

(1)<F52>   Commencement of operations.
(2)<F53> Performance would have been lower if returns had taken insurance charges into account.
(3)<F54>   Does not include insurance charges.
  *<F55>   Annualized.
 **<F56>   Not annualized.

                       See notes to financial statements.

The table below sets forth financial data for a share of capital stock outstanding throughout the period presented.

                                                                             COUNTRY VP SHORT-TERM BOND FUND
                                                                 -------------------------------------------------------
                                                                     YEAR ENDED                  FOR THE PERIOD
                                                                 DECEMBER 31, 2004     11/17/03(1)<F57> THROUGH 12/31/03
                                                                 -----------------     ---------------------------------
Net asset value, beginning of year                                     $ 10.02                       $ 10.00
                                                                       -------                       -------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                  0.20                          0.01
   Net realized and unrealized gain (loss)                               (0.07)                         0.02
                                                                       -------                       -------
       Total from investment operations                                   0.13                          0.03
                                                                       -------                       -------
   LESS DISTRIBUTIONS
   Dividends from net investment income                                  (0.22)                        (0.01)
   Distributions from capital gains                                         --                            --
                                                                       -------                       -------
       Total distributions                                               (0.22)                        (0.01)
                                                                       -------                       -------
Net asset value, end of year                                           $  9.93                       $ 10.02
                                                                       -------                       -------
                                                                       -------                       -------
TOTAL INVESTMENT RETURN(2)<F58>                                           1.35%                         0.33%**<F61>

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                                $14,946                       $15,030
   Ratio of expenses to average net assets:
       Before expense waiver and reimbursement(3)<F59>                    1.13%                         1.62%*<F60>
       After expense waiver and reimbursement(3)<F59>                     0.70%                         0.70%*<F60>
   Ratio of net investment income to average net assets:
       Before expense waiver and reimbursement(3)<F59>                    1.59%                         0.20%*<F60>
       After expense waiver and reimbursement(3)<F59>                     2.02%                         1.12%*<F60>
Portfolio turnover rate                                                  45.57%                         0.15%**<F61>

(1)<F57>   Commencement of operations.
(2)<F58> Performance would have been lower if returns had taken insurance charges into account.
(3)<F59>   Does not include insurance charges.
  *<F60>   Annualized.
 **<F61>   Not annualized.

                       See notes to financial statements.

The table below sets forth financial data for a share of capital stock outstanding throughout the period presented.

                                                                                   COUNTRY VP BOND FUND
                                                                 -------------------------------------------------------
                                                                     YEAR ENDED                  FOR THE PERIOD
                                                                 DECEMBER 31, 2004     11/17/03(1)<F62> THROUGH 12/31/03
                                                                 -----------------     ---------------------------------
Net asset value, beginning of year                                     $ 10.01                       $ 10.00
                                                                       -------                       -------
   INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                                  0.29                          0.02
   Net realized and unrealized gains                                      0.05                          0.01
                                                                       -------                       -------
       Total from investment operations                                   0.34                          0.03
                                                                       -------                       -------
   LESS DISTRIBUTIONS
   Dividends from net investment income                                  (0.31)                        (0.02)
   Distributions from capital gains                                      (0.01)                           --
                                                                       -------                       -------
       Total distributions                                               (0.32)                        (0.02)
                                                                       -------                       -------
Net asset value, end of year                                            $10.03                        $10.01
                                                                       -------                       -------
                                                                       -------                       -------
TOTAL INVESTMENT RETURN(2)<F63>                                           3.46%                         0.35%**<F66>

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000's)                                $15,252                       $15,011
   Ratio of expenses to average net assets:
       Before expense waiver and reimbursement(3)<F64>                    1.38%                         1.90%*<F65>
       After expense waiver and reimbursement(3)<F64>                     0.70%                         0.70%*<F65>
   Ratio of net investment income to average net assets:
       Before expense waiver and reimbursement(3)<F64>                    2.20%                         0.86%*<F65>
       After expense waiver and reimbursement(3)<F64>                     2.88%                         2.06%*<F65>
Portfolio turnover rate                                                  35.22%                        11.30%**<F66>

(1)<F62>   Commencement of operations.
(2)<F63> Performance would have been lower if returns had taken insurance charges into account.
(3)<F64>   Does not include insurance charges.
  *<F65>   Annualized.
 **<F66>   Not annualized.

                       See notes to financial statements.

COUNTRY MUTUAL FUNDS -- NOTES TO FINANCIAL STATEMENTS December 31, 2004

NOTE (A) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: The COUNTRY Mutual Funds Trust represent a series of nine funds (referred to herein as "Funds"). Each of the Funds has distinct investment objectives and policies. These financial statements contain four of the nine Funds. The four VP Funds are as follows: COUNTRY VP Growth Fund ("Growth Fund"); COUNTRY VP Balanced Fund ("Balanced Fund"); COUNTRY VP Short-Term Bond Fund ("Short-Term Bond Fund"); and COUNTRY VP Bond Fund ("Bond Fund"). The COUNTRY Mutual Funds Trust was organized as a business trust under the laws of Delaware on August 13, 2001. The COUNTRY VP Funds commenced operations on November 17, 2003. The Funds are registered under the Investment Company Act of 1940 (the "Act"), as amended, as diversified, open-ended management investment companies.

The Funds' prospectus provides descriptions of each Fund's investment goals and principal strategies.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

     (1) SECURITY VALUATION: Securities are valued at fair value. In valuing a Fund's assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. Securities primarily traded in the Nasdaq National Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last bid price on the day of valuation. Over-the-counter securities not listed on the Nasdaq National Market System are valued at the mean of the current bid and asked prices. Securities other than short-term securities may also be valued on the basis of prices provided by a pricing service when such prices are believed by the Advisor to reflect the fair market value of such securities. Short-term investments, such as those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates fair market value. Securities may be valued at fair value as determined in good faith by the Board of Trustees.

     (2) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily and adjusted, if necessary, for accretion of discount and amortization of premium. Securities transactions are accounted for on the trade date basis. Gains or losses on the sale of securities are determined by use of the specific identification method for both financial reporting and income tax purposes.

     (3) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and intend to distribute substantially all of their net taxable income annually. Accordingly, no provisions for Federal income taxes have been recorded in the accompanying financial statements.

     (4) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

     (5) OTHER: Expenses shared by the Trust are allocated to each Fund based upon relative net assets. Expenses directly attributable to a Fund are charged to operations.

NOTE (B) DIVIDENDS FROM NET INVESTMENT INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: The Growth Fund declares and distributes net investment income dividends to shareholders twice a year. The Balanced Fund, the Short-Term Bond Fund and the Bond Fund declare and distribute net investment income dividends to shareholders monthly. Dividends are automatically reinvested in additional Fund shares, at the then current net asset value, for those shareholders that have elected the reinvestment option. Net realized gains from investment transactions, if any, of all Funds are generally distributed twice a year.

NOTE (C) CAPITAL STOCK: At December 31, 2004, each of the Funds is authorized to issue an unlimited number of shares.

Transactions in capital stock were as follows:

                                                       GROWTH FUND                                    BALANCED FUND
                                       -------------------------------------------     -------------------------------------------
                                           YEAR ENDED            PERIOD ENDED             YEAR ENDED            PERIOD ENDED
                                       DECEMBER 31, 2004   DECEMBER 31, 2003*<F67>     DECEMBER 31, 2004   DECEMBER 31, 2003*<F67>
                                       -----------------   -----------------------     -----------------   -----------------------
                                       SHARES     AMOUNT      SHARES       AMOUNT      SHARES    AMOUNT     SHARES       AMOUNT
                                       ------     ------      ------       ------      ------    ------     ------       ------
Shares sold                            30,451   $325,256    1,000,000   $10,000,000     7,212   $ 75,366   1,000,000   $10,000,000
Shares issued through
  reinvestment of dividends               500      5,549           --            --       154      1,630          --            --
Shares redeemed                        (1,226)   (12,959)          --            --      (311)    (3,265)         --            --
                                       ------   --------    ---------   -----------    ------   --------   ---------   -----------
Net increase in capital stock          29,725   $317,846    1,000,000   $10,000,000     7,055   $ 73,731   1,000,000   $10,000,000
                                       ------   --------    ---------   -----------    ------   --------   ---------   -----------
                                       ------   --------    ---------   -----------    ------   --------   ---------   -----------

                                                   SHORT-TERM BOND FUND                                 BOND FUND
                                       -------------------------------------------     -------------------------------------------
                                           YEAR ENDED            PERIOD ENDED             YEAR ENDED            PERIOD ENDED
                                       DECEMBER 31, 2004   DECEMBER 31, 2003*<F67>     DECEMBER 31, 2004   DECEMBER 31, 2003*<F67>
                                       -----------------   -----------------------     -----------------   -----------------------
                                       SHARES     AMOUNT      SHARES       AMOUNT      SHARES    AMOUNT     SHARES       AMOUNT
                                       ------     ------      ------       ------      ------    ------     ------       ------
Shares sold                             7,670   $ 76,389    1,500,000   $15,000,000    22,108   $221,934   1,500,000   $15,000,000
Shares issued through
  reinvestment of dividends                60        594           --            --       250      2,501          --           ---
Shares redeemed                        (2,104)   (20,915)          --            --    (2,291)   (22,781)         --            --
                                       ------   --------    ---------   -----------    ------   --------   ---------   -----------
Net increase in capital stock           5,626   $ 56,068    1,500,000   $15,000,000    20,067   $201,654   1,500,000   $15,000,000
                                       ------   --------    ---------   -----------    ------   --------   ---------   -----------
                                       ------   --------    ---------   -----------    ------   --------   ---------   -----------

*<F67> Capital stock transactions are for the period of November 17, 2003 through December 31, 2003.

NOTE (D) INVESTMENT TRANSACTIONS: Purchases and sales of investment securities, other than U.S. government obligations and short-term securities for the year ended December 31, 2004 were as follows:

                                   PURCHASES             SALES
                                   ---------           ---------
Growth Fund                        $1,322,057          $1,623,114
Balanced Fund                      $2,297,304          $1,443,612
Short-Term Bond Fund               $8,319,732          $1,867,741
Bond Fund                          $5,466,942          $1,673,087

For the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of U.S. government securities were as follows:

                                   PURCHASES             SALES
                                   ---------           ---------
Growth Fund                        $       --          $       --
Balanced Fund                      $  352,125          $  977,685
Short-Term Bond Fund               $   99,766          $3,976,969
Bond Fund                          $1,238,438          $2,892,359

NOTE (E) INCOME TAX INFORMATION: The following information for the COUNTRY Funds is presented on an income tax basis as of December 31, 2004:

At December 31, 2004, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                                                         SHORT-TERM
                                                 GROWTH FUND        BALANCED FUND        BOND FUND            BOND FUND
                                                 -----------        -------------        ----------           ---------
Cost of investments                              $10,285,741          $9,975,252         $14,955,707         $15,126,497
                                                 -----------          ----------         -----------         -----------
                                                 -----------          ----------         -----------         -----------
Gross unrealized appreciation                    $ 1,486,099          $  970,647         $    24,461         $   106,160
Gross unrealized depreciation                       (250,830)           (179,508)            (99,915)            (47,450)
                                                 -----------          ----------         -----------         -----------
Net unrealized appreciation                      $ 1,235,269          $  791,139         $   (75,454)        $    58,710
                                                 -----------          ----------         -----------         -----------
                                                 -----------          ----------         -----------         -----------
Undistributed ordinary income                    $        --          $      117         $       562         $       253
Undistributed long-term capital gains                     --                  --                  --                  --
                                                 -----------          ----------         -----------         -----------
Total distributable earnings                     $        --          $      117         $       562         $       253
                                                 -----------          ----------         -----------         -----------
                                                 -----------          ----------         -----------         -----------
Other accumulated losses                         $   (32,425)         $  (22,194)        $   (35,601)        $    (8,309)
                                                 -----------          ----------         -----------         -----------
Total accumulated earnings                       $ 1,202,844          $  769,062         $  (110,493)        $    50,654
                                                 -----------          ----------         -----------         -----------
                                                 -----------          ----------         -----------         -----------

The tax character of distributions paid were as follows:

                                    FOR THE YEAR ENDED   FOR THE PERIOD ENDED
                                    DECEMBER 31, 2004      DECEMBER 31, 2003
                                    ------------------   --------------------
GROWTH FUND
Ordinary income                         $227,279               $10,390
Long-term capital gain                        --                    --
                                        --------               -------
                                        $227,279               $10,390
                                        --------               -------
                                        --------               -------

                                    FOR THE YEAR ENDED   FOR THE PERIOD ENDED
                                    DECEMBER 31, 2004      DECEMBER 31, 2003
                                    ------------------   --------------------
BALANCED FUND
Ordinary income                         $300,420               $18,170
Long-term capital gain                        --                    --
                                        --------               -------
                                        $300,420               $18,170
                                        --------               -------
                                        --------               -------

                                    FOR THE YEAR ENDED   FOR THE PERIOD ENDED
                                    DECEMBER 31, 2004      DECEMBER 31, 2003
                                    ------------------   --------------------
SHORT-TERM BOND FUND
Ordinary income                         $335,590               $20,250
Long-term capital gain                        --                    --
                                        --------               -------
                                        $335,590               $20,250
                                        --------               -------
                                        --------               -------

                                    FOR THE YEAR ENDED   FOR THE PERIOD ENDED
                                    DECEMBER 31, 2004      DECEMBER 31, 2003
                                    ------------------   --------------------
BOND FUND
Ordinary income                         $482,876               $37,275
Long-term capital gain                        --                    --
                                        --------               -------
                                        $482,876               $37,275
                                        --------               -------
                                        --------               -------

Capital loss carryovers and post-October loss deferrals as of December 31, 2004 were as follows:

                                   POST-OCTOBER LOSSES
                                   -------------------
Growth Fund                              $32,425
Balanced Fund                            $22,194
Short-Term Bond Fund                     $ 5,266
Bond Fund                                $ 8,309

                                                           CAPITAL LOSS
                                  NET CAPITAL               CARRYOVER
                              LOSS CARRYOVER*<F68>          EXPIRATION
                              --------------------         ------------
Short-Term Bond Fund                $30,335                    2012

*<F68> Capital gain distributions will resume in the future to the extent gains are realized in excess of the available carryforwards.

NOTE (F) ADVISORY AND OTHER RELATED PARTY TRANSACTIONS: Under its Advisory Agreements with the Funds, COUNTRY Trust Bank (the "Advisor") provides investment advisory services for the Funds. The Funds pay the Advisor at the following annual percentage rates of the average daily net assets of each Fund:
Growth Fund 0.75%; Balanced Fund 0.75%; Short-Term Bond Fund 0.50%; and Bond Fund 0.75%. These fees are accrued daily and paid to the Advisor monthly. COUNTRY Trust Bank serves as the Funds' Custodian, without compensation after voluntary waivers. Custody fees waived for Growth Fund, Balanced Fund, Short-Term Bond Fund and Bond Fund for the year ended December 31, 2004 were: $2,623, $2,177, $2,716, and $2,554, respectively.

The Advisor agreed to reduce its fees and reimburse the Growth Fund and the Balanced Fund to the extent total annualized expenses exceed 0.90% of average daily net assets, and the Short-Term Bond Fund and the Bond Fund to the extent total annualized expenses exceed 0.70% of average daily net assets.

Investment advisory fees for the year ended December 31, 2004, were as follows:

                                                               EXPENSES
                                                                WAIVED
                                                                  AND
                               ADVISORY       ADVISORY        REIMBURSED
                                 RATE           FEE        BY ADVISOR*<F69>
                               --------       --------     ----------------
Growth Fund                     0.75%         $ 81,461         $ 53,050
Balanced Fund                   0.75%         $ 78,885         $ 55,233
Short-Term Bond Fund            0.50%         $ 75,192         $ 62,300
Bond Fund                       0.75%         $113,695         $101,425

*<F69>  Excludes waiver of custody fees.

At December 31, 2004, 97.1% of the shares outstanding of the Growth Fund, 99.3% of the shares outstanding of the Balanced Fund, 99.6% of the shares outstanding of the Short-Term Bond Fund, and 98.7% of the shares outstanding of the Bond Fund were owned by COUNTRY Life Insurance Company.

The legal counsel to the Funds also serves as in-house counsel to the Advisor and as secretary to the Funds. Legal fees expensed by the Growth Fund, Balanced Fund, Short-Term Bond Fund and Bond Fund for the year ended December 31, 2004 were $2,731, $2,631, $3,479, and $3,479, respectively.

COUNTRY MUTUAL FUNDS -- REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of COUNTRY Mutual Funds Trust:

We have audited the accompanying statement of assets and liabilities of COUNTRY Mutual Funds Trust, comprising the COUNTRY VP Growth Fund, COUNTRY VP Balanced Fund, COUNTRY VP Short-Term Bond Fund, and COUNTRY VP Bond Fund (collectively the "Funds"), including the schedule of investments, as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and the period from November 17, 2003 (commencement of operations) to December 31, 2003. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 2004, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the year then ended and the period from November 17, 2003 (commencement of operations) to December 31, 2003, in conformity with U.S. generally accepted accounting principles.

                                                  /s/Ernst & Young LLP

Chicago, Illinois
February 16, 2005

COUNTRY MUTUAL FUNDS -- TRUSTEES AND OFFICERS INFORMATION

COUNTRY MUTUAL FUNDS TRUST(1)<F70> TRUSTEES AND OFFICERS

NAME/ADDRESS/                                                  PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
BIRTHDAY(2)<F71>            AGE    POSITION HELD               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------            ---    -------------               -------------------------------------------
Charlot R. Cole              63    Trustee since 1996          Property Developer, 1979 to date; Member Macoupin-Greene County
(6/12/41)                                                      Cooperation Extension Council (formerly Macoupin County Cooperative
                                                               Extension Council), 1992 to date and President, 1995 to date;
                                                               Secretary/Treasurer, Cole Farms, Inc., 1993 to date.  Farmer.

David A. Downs*<F75>         56    Trustee since 2002          Director:  Illinois Agricultural Association and Affiliated
(10/26/48)                                                     Companies, 1996 to date (3)<F72>; Director:  COUNTRY Trust Bank,
                                                               2002 to date (4)<F73>.

Nancy J. Erickson            47    Trustee since 1995          President of McHatton Farm Management, Inc., 1981 to date.  Farmer.
(8/24/57)

Robert D. Grace              57    Trustee since 2001          Director, Illini FS, Inc., 1990 to date; Secretary, Illini FS, Inc.,
(3/20/47)                                                      1997 to date. Farmer.

Ailene Miller                79    Trustee since 1991          McLean County Illinois Board Member, 1986 to date; Member of IAA
(11/13/25)                                                     Foundation Trustee Emeritus, 1988 to date.

Robert L. Phelps*<F75>       52    Trustee since 2000          Director:  Illinois Agricultural Association and Affiliated
(9/17/52)                                                      Companies, 1992 to date (3)<F72>; Director:  COUNTRY Trust Bank,
                                                               1996 to date (4)<F73>.  Farmer.

Robert W. Weldon             71    Trustee since 2003          Board Member, Town of Normal Police Pension Board, 2001 to date;
(1/30/34)                                                      Vice President-Finance & Treasurer: Illinois Agricultural
                                                               Association and Affiliate Companies (3)<F72> 1974 to 1998; Treasurer
                                                               IAA Trust Company (Now COUNTRY Trust Bank), 1974 to 1998.

Bruce D. Finks               52    Vice President since 1996   Vice President - Investments:  COUNTRY Trust Bank, 1995
(1/31/53)                                                      to date (4)<F73>.

Robert J. McDade             36    Vice President since        Vice President of Trust Services:  COUNTRY Trust Bank (4)<F73>, 2003
(10/16/68)                         2003                        to date; Assistant General Counsel:  Illinois Agricultural
                                                               Association and Affiliated Companies (3)<F72>, 1995 to March, 2003.

John D. Blackburn            56    Vice President since 2001   Chief Executive Officer:  COUNTRY Insurance & Financial
(4/2/48)                                                       Services (5)<F74>, 2001 to date; Senior Vice President Marketing:
                                                               COUNTRY Insurance & Financial Services, 1996 to 2001.

Robert W. Rush, Jr.          59    Vice President since 1999   Executive Vice President & Trust Officer:  COUNTRY Trust Bank, 1999
(9/3/45)                                                       to date; Chairman, President & CEO:  Bank One Illinois, 1972 to 1999
                                                               (including predecessor positions and companies).

Richard L. Guebert, Jr.      53    Vice President              Vice President:  COUNTRY Mutual Funds Trust, 2004 to date; Director
(8/9/51)                           since January 29, 2004      and Vice President:  Illinois Agricultural Association and
                                                               Affiliated Companies, 2003 to date (3)<F72>; Vice President:
                                                               COUNTRY Trust Bank, 2003 to date (4)<F73>; President: Randolph
                                                               County Farm Bureau, 1997-2003.  Farmer.

Philip T. Nelson*<F75>       47    Trustee and President       Vice President: COUNTRY Mutual Funds Trust, 2000 - December 10,
(6/12/57)                                                      2003; Director and Vice President:  Illinois Agricultural
                                                               Association and Affiliated Companies, 1999 to date (3)<F72>; Vice
                                                               President:  COUNTRY Trust Bank, 1999 to date (4)<F73>; President -
                                                               LaSalle County Farm Bureau, 1993 to 1999.  Farmer.

Paul M. Harmon               62    Secretary since 1995 and    General Counsel:  Illinois Agricultural Association and Affiliated
(7/17/42)                          General Counsel since 1996  Companies, 1996 to date (3)<F72>; Secretary:  Illinois Agricultural
                                                               Association and Affiliated Companies, 1998 to date (3)<F72>; General
                                                               Counsel & Secretary:  COUNTRY Trust Bank, 1996 to date (4)<F73>.

Richard F. Day               64    Controller since 1992       Controller:  COUNTRY Trust Bank, 1974 to date (4)<F73>.
(6/14/40)

William J. Hanfland          63    Treasurer since             Assistant Treasurer: COUNTRY Mutual Funds Trust 1981 - July 21,
(7/12/41)                          July 21, 2003               2003; Vice President-Finance & Treasurer:  Illinois Agricultural
                                                               Association and Affiliated Companies, June, 2003 to date (3)<F72>;
                                                               Treasurer:  Illinois Agricultural Holding Co. and Illinois
                                                               Agricultural Service Company, June, 2003 to date; Assistant
                                                               Treasurer:  Illinois Agricultural Association and Affiliated
                                                               Companies, 1981 to 2003 (3)<F72>.

Barbara L. Mosson            52    Anti-Money Laundering       Compliance Officer:  COUNTRY Trust Bank, 2000 to date; Compliance
(4/30/52)                          Compliance Officer and      Officer: Busey Bank, 1996-2000.
                                   Chief Compliance Officer
                                   since April 26, 2004

(1)<F70> COUNTRY Mutual Funds Trust was formed through the reorganization of COUNTRY Growth Fund, Inc., COUNTRY Asset Allocation Fund Inc., COUNTRY Tax Exempt Bond Fund, Inc. and COUNTRY Taxable Fixed Income Series Fund, Inc. In 2003, the following funds were organized as new portfolios held in COUNTRY Mutual Funds Trust; COUNTRY VP Growth Fund, COUNTRY VP Balanced Fund, COUNTRY VP Short-Term Bond Fund and COUNTRY VP Bond Fund. COUNTRY Growth Fund, Inc. was formerly known as IAA Trust Growth Fund, Inc. COUNTRY Asset Allocation Fund, Inc. was formerly known as IAA Trust Asset Allocation Fund, Inc. COUNTRY Tax Exempt Bond Fund was formerly know as IAA Trust Tax Exempt Bond Fund. COUNTRY Taxable Fixed Income Series Fund, Inc. was formerly IAA Trust Taxable Fixed Income Series Fund, Inc. and IAA Trust Money Market Fund, Inc. All trustees represent all nine portfolios of the COUNTRY Mutual Funds complex.
(2)<F71> The mailing address for all officers and trustees of the funds is c/o COUNTRY Trust Bank, 1705 N. Towanda Avenue, Bloomington, Illinois 61702.
(3)<F72> Affiliated Companies of the Illinois Agricultural Association include without limitation members of the COUNTRY Insurance & Financial Services Group, Illinois Agricultural Holding Co., AgriVisor Services, Inc., Illinois Agricultural Service Company and IAA Foundation.
(4)<F73> COUNTRY Trust Bank was formed on May 1, 2000 and is the successor to IAA Trust Company, an Illinois corporation with trust powers which was reorganized into a federal thrift.
(5)<F74> COUNTRY Insurance & Financial Services is a group of insurance and financial services companies which includes: COUNTRY Mutual Insurance Company, COUNTRY Preferred Insurance Company, COUNTRY Casualty Insurance Company, COUNTRY Life Insurance Company, COUNTRY Investors Life Assurance Company, COUNTRY Medical Plans, Inc., COUNTRY Capital Management Company, COUNTRY Trust Bank and CC Services, Inc. and other Affiliated Companies.
*<F75>    Interested Trustees

AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Funds vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-245-2100 and the SEC's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the period ending June 30, 2004 is available on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

Beginning with the Funds' fiscal quarter ended September 30, 2004, the Funds filed their complete schedules of portfolio holdings on Form N-Q with the SEC. The Funds will file Form N-Q for the first and third quarters of each fiscal year. The Funds' Form N-Q are available on the SEC's website at www.sec.gov and
                                                                 -----------
may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ILLUSTRATION OF $10,000 INVESTMENT December 31, 2004

VP GROWTH FUND vs. STANDARD & POOR'S 500 INDEX AND LIPPER LARGE CAP CORE AVERAGE

   Date           Growth(1)<F76>     S&P 500        Lipper Large Cap
   ----           --------------     -------        ----------------
   11/17/2003        $10,000         $10,000            $10,000
   12/31/2003        $10,620         $10,677            $10,613
   3/31/2004         $10,790         $10,857            $10,744
   6/30/2004         $10,800         $11,044            $10,869
   9/30/2004         $10,604         $10,838            $10,574
   12/31/2004        $11,427         $11,838            $11,544

Past performance is not indicative of future results.

(1)<F76>  The above graph represents the growth of $10,000 of the VP Growth
          Fund.

  Average Annual Returns*<F77>
  1 Year                                   7.60%
  Since Inception (11/17/03)              12.65%

*<F77> Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.
       Performance for the VP Growth Fund would have been lower if returns had taken insurance charges into account.

VP BALANCED FUND vs. MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX AND LIPPER BALANCED FUND AVERAGE

  Date           Balanced(1)<F78>   Merrill Lynch   Lipper Balanced
  ----           ----------------   -------------   ---------------
  11/17/2003         $10,000           $10,000          $10,000
  12/31/2003         $10,388           $10,043          $10,417
  3/31/2004          $10,620           $10,310          $10,651
  6/30/2004          $10,510           $10,057          $10,627
  9/30/2004          $10,516           $10,379          $10,625
  12/31/2004         $11,099           $10,479          $11,308

Past performance is not indicative of future results.

(1)<F78>  The above graph represents the growth of $10,000 of the VP Balanced
          Fund.

  Average Annual Returns*<F79>
  1 Year                                   6.84%
  Since Inception (11/17/03)               9.75%

*<F79> Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.
       Performance for the VP Balanced Fund would have been lower if returns had taken insurance charges into account.

VP SHORT-TERM BOND FUND vs. MERRILL LYNCH U.S. DOMESTIC MASTER 1-3 YEAR BOND INDEX AND MERRILL LYNCH U.S. TREASURY/AGENCY 1-3 YEAR BOND INDEX AND LIPPER SHORT INVESTMENT GRADE FUND AVERAGE

                 Short-Term      Merrill Lynch     Merrill Lynch U.S.   Lipper
  Date          Bond(1)<F80>     U.S. Domestic      Treasury/Agency     Short
  ----          ------------     -------------      ---------------     ------
  11/17/2003       $10,000          $10,000             $10,000        $10,000
  12/31/2003       $10,033          $10,041             $10,036        $10,033
  3/31/2004        $10,115          $10,151             $10,137        $10,148
  6/30/2004        $10,018          $10,050             $10,026        $10,044
  9/30/2004        $10,140          $10,165             $10,131        $10,163
  12/31/2004       $10,169          $10,192             $10,137        $10,199

Past performance is not indicative of future results.

(1)<F80> The above graph represents the growth of $10,000 of the VP Short Term Bond Fund.

  Average Annual Returns*<F81>
  1 Year                                   1.35%
  Since Inception (11/17/03)               1.50%

*<F81> Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.
       Performance for the VP Short-Term Fund would have been lower if returns had taken insurance charges into account.

VP BOND FUND vs. MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE FUND AVERAGE

  Date             Bond(1)<F82>   Merrill Lynch   Lipper Intermediate
  ----             ------------   -------------   -------------------
  11/17/2003         $10,000         $10,000            $10,000
  12/31/2003         $10,035         $10,043            $10,049
  3/31/2004          $10,299         $10,310            $10,300
  6/30/2004          $10,039         $10,057            $10,047
  9/30/2004          $10,341         $10,379            $10,356
  12/31/2004         $10,382         $10,479            $10,470

Past performance is not indicative of future results.

(1)<F82>  The above graph represents the growth of $10,000 of the VP Bond Fund.

  Average Annual Returns*<F83>
  1 Year                                   3.46%
  Since Inception (11/17/03)               3.40%

*<F83> Fund returns are net of all fees and transaction costs, while the Index returns are based solely on market returns without deduction for fees or transaction costs for rebalancing. The Index is un-managed.
       Performance for the VP Bond Fund would have been lower if returns had taken insurance charges into account.

COUNTRY MUTUAL FUNDS TRUST
COUNTRY VP Growth Fund
COUNTRY VP Balanced Fund
COUNTRY VP Short-Term Bond Fund
COUNTRY VP Bond Fund

BOARD OF TRUSTEES
Philip T. Nelson
Charlot R. Cole
David A. Downs
Nancy J. Erickson
Roger D. Grace
Ailene Miller
Robert L. Phelps
Robert W. Weldon

OFFICERS
Philip T. Nelson, President
Richard L. Guebert, Jr., Vice President
Bruce D. Finks, Vice President
Robert W. Rush Jr., Vice President
John D. Blackburn, Vice President
Robert J. McDade, Vice President
Paul M. Harmon, Secretary
William J. Hanfland, Treasurer
Richard F. Day, Controller
Barbara L. Mosson, Chief Compliance Officer

INVESTMENT ADVISOR
COUNTRY Trust Bank
Bloomington, Illinois

DISTRIBUTOR
COUNTRY Capital Management Company
Bloomington, Illinois

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
Milwaukee, Wisconsin

CUSTODIAN
COUNTRY Trust Bank
1705 N. Towanda Ave.
Bloomington, Illinois  61702-2020
www.countryinvestment.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois

GENERAL COUNSEL
Paul M. Harmon, Esq.
Office of the General Counsel
Bloomington, Illinois

This Report has been prepared for the general information of shareholders of the Funds and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains details concerning the sales charge and other pertinent information.

(COUNTRY MUTUAL FUNDS LOGO)

                                                              F30-113-06 (02/05)

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the
code of ethics during the period covered by this report.   A copy of the
registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Robert W. Weldon is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

                           FYE  12/31/2004         FYE  12/31/2003*<F84>
                           ---------------         ---------------------

Audit Fees                     $66,050                    $34,500
Audit-Related Fees
Tax Fees                       $16,000
All Other Fees

*<F84>  The COUNTRY VP Funds began operations on November 17, 2003.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees                FYE  12/31/2004      FYE  12/31/2003
----------------------                ---------------      ---------------
Registrant
Registrant's Investment Adviser           $28,400              $23,600

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

The registrant has made the following material changes to its nominating committee charter concerning methods by which shareholders may recommend nominees to the registrant's board of trustees by adding the following:

  1. The Committee shall consider Independent Trustee candidates recommended by the Trust's shareholders. Such candidates shall be subject to the same review and consideration applied to candidates presented to the Committee by other sources. Such candidates must meet the qualifications as required by applicable federal law and regulations, the characteristics set forth in the nominating procedures, and the following:

       a. The nominee may not be the nominating shareholder, a member of the nominating shareholder group, or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

       b. Neither the nominee nor any member of the nominee's immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

       c. Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee's name was submitted, during the immediately preceding calendar year, or during the year when the nominee's name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

       d. The nominee may not be an executive officer, director (or person performing similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

       e.   The nominee may not control (as "control" is defined in the 1940
            Act) the nominating shareholder or any member of the nominating shareholder group (or in the case of a holder or member that is a fund, an interested person of such holder or member as defined by
            Section 2(a)(19) of the 1940 Act).

Submissions for recommended candidates from Trust's shareholders shall be submitted in writing to: COUNTRY Mutual Funds Trust, Office of the General Counsel, Secretary, at the following address: 1701 N. Towanda Avenue P.O. Box 2901 Bloomington, Illinois 61702-2901.

  2. Submissions shall include the proposed nominee's name, age, business, and resident addresses, and principal occupation, and the number of shares of the Trust owned. The submission shall also include any material deemed relevant for the Committee's review of the proposed nominee along with a signed consent by the proposed nominee verifying his or her willingness to serve as a Trustee if elected.

  3. The Committee grants the Secretary of the Trust the authority to pre-screen and review shareholder proposed nominations and shall only submit nominations which substantially meet the qualifications listed above.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      (Registrant)  COUNTRY Mutual Funds Trust
                   ---------------------------------------

     By (Signature and Title)  /s/ Philip T. Nelson
                               ---------------------------
                               Philip T. Nelson, President

     Date      February 22, 2005
           -------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F85>  /s/ Philip T. Nelson
                                     ----------------------------
                                     Philip T. Nelson,  President

     Date      February 22, 2005
           -------------------------

     By (Signature and Title)*<F85>  /s/ William J. Hanfland
                                     ------------------------------
                                     William J. Hanfland, Treasurer

     Date      February 22, 2005
           -------------------------

*<F85> Print the name and title of each signing officer under his or her signature.